EXHIBIT 10.24

THIRD AMENDING AGREEMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 16, 2013

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,

as Borrower,
-and-
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
-and-
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
-and-
THE LENDERS PARTY HERETO,
as Lenders

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THIRD AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 16, 2013, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders party hereto.

RECITALS

WHEREAS    AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P ., as Borrower, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders are parties to an Amended and Restated Credit Agreement made as of December 14, 2011 (as amended by a first amending agreement dated as of April 27, 2012 and a second amending agreement dated as of December 14, 2012, the "Original Credit Agreement");

AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1 Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.

ARTICLE 2
AMENDMENT

2.1
Amendment to Definition of Maturity Date. The parties hereto confirm that the definition of "Maturity Date" in the Original Credit Agreement shall be amended by replacing the date "December 14, 2016" with the date "December 14, 2018" in such definition.

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ARTICLE 3
CONDITIONS PRECEDENT

3.1 Conditions Precedent

This Third Amending Agreement shall become effective when:

(a) the Agent shall have received this Third Amending Agreement duly executed and delivered by the Agent, the Lenders, the Borrower and the General Partner; and

(b) the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 12 bps (being 6 bps for each additional year of extension of the Maturity Date) calculated on the Commitment of each Lender party to this Third Amending Agreement, and payable to each such Lender.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Third Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS

5.1 No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the amendment in this Third Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Original Credit Agreement.

5.2 Time

Time is of the essence in the performance of the parties' respective obligations in this Third Amending Agreement.

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5.3 Governing Law

This Third Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4 Successors and Assigns

This Third Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Third Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Third Amending Agreement.

5.5 Counterparts

This Third Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

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IN WITNESS OF WHICH the parties hereto have duly executed this Third Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT
MANAGMENT LTD.,
in its capacity as a General Partner of
ALTALINK INVESTMENTS, L.P.

By:	/s/ Bob Schmidt
	Name:	Bob Schmidt
	Title:	V.P., Finance
By:	/s/ Nicolas Poplemon
	Name:	Nicolas Poplemon
	Title:	Director

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ALTALINK INVESTMENT
MANAGMENT LTD.,

By:	/s/ Bob Schmidt
	Name:	Bob Schmidt
	Title:	V.P., Finance
By:	/s/ Nicolas Poplemon
	Name:	Nicolas Poplemon
	Title:	Director

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ROYAL BANK OF CANADA,
as Agent
By:	/s/ Yvonne Brazier
	Name:	Yvonne Brazier
	Title:	Manager Agency

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ROYAL BANK OF CANADA,
as Lender
By:	/s/ Timothy P. Murray
	Name:	Timothy P. Murray
	Title:	Authorized Signatory

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BANK OF MONTREAL,
as Lender
By:	/s/ Carol McDonald
	Name:	Carol McDonald
	Title:	Vice President
By:
Name:
Title:

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ALBERTA TREASURY BRANCHES,
as Lender
By:	/s/ Tim Poole
	Name:	Tim Poole
	Title:	Senior Director
By:	/s/ Trevor Guinard
	Name:	Trevor Guinard
	Title:	Senior Associate Director

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BANK OF NOVA SCOTIA,
as Lender
By:
	Name:	Bradley Walker
	Title:	Director
By:
	Name:	Matthew Hartnoli
	Title:	Associate Director

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BANK OF NOVA SCOTIA,
as Lender
By:	/s/ Bradley Walker
	Name:	Bradley Walker
	Title:	Director
By:	/s/ Matthew Hartnoll
	Name:	Matthew Hartnoll
	Title:	Associate Director

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NATIONAL BANK OF CANADA,
as Lender
By:	/s/ Mark Williamson
	Name:	Mark Williamson
	Title:	Authorized Signatory
By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory

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